     Exhibit 99.1

cboe.com

MEDIA RELEASE

Cboe Global Markets Announces Departure of Global President Dave Howson

•	Dave Howson, Global President, departing company to return to UK

•	Cathy Clay, EVP and Global Head of Derivatives, and Chris Isaacson, EVP and Chief Operating Officer, expand global leadership roles

CHICAGO, May 28, 2025 – Cboe Global Markets, Inc. (Cboe: CBOE), the world's leading derivatives and securities exchange network, today announced that Dave Howson, Executive Vice President and Global President, will be stepping down from the role effective August 1, 2025. Howson will be returning home to the UK after spending three years in Chicago in his role as Global President.

Cathy Clay, EVP and Global Head of Derivatives, and Chris Isaacson, EVP and Chief Operating Officer, are expanding their global leadership roles within the company. In addition to her current role overseeing the Global Derivatives business consisting of equity and index options and futures, Clay’s responsibilities will be expanded to provide oversight of the Cboe Data Vantage business. In addition to his current role overseeing Technology, Operations and Risk, Isaacson’s responsibilities will be expanded to include oversight of Cash Equities, Global FX and Clearing.

These changes leverage Clay and Isaacson’s strong track records of success and excellent leadership skills that have benefited Cboe for many years. Separating the leadership and oversight of these businesses strengthens the company’s strategic focus, while empowering innovation, enhancing operational agility, and positioning Cboe for sustained global growth. Following Howson’s departure, Cboe CEO Craig Donohue will also assume the title of President.

Clay brings a strong entrepreneurial spirit and a proven track record in business building, having played a foundational role in the early development of the Cboe Data Vantage business. Aligning Global Derivatives and Cboe Data Vantage under Clay’s direction will further integrate these business lines which are a key part of Cboe’s growth strategy.

Isaacson brings a strong track record of leadership, innovation and broad markets experience with particularly deep expertise in cash equities, FX and clearing. Isaacson’s leadership of these business lines will deliver continued strong performance, help fuel the Data Vantage business, and expand upon Cboe’s position as one of the leading global equity market operators.

“Cathy and Chris are highly respected leaders with a deep commitment to excellence in all they do. I have great confidence in their ability to continue driving innovation and growth in their respective business portfolios and I look forward to working closely with them in their new roles, along with the rest of our deeply experienced executive leadership team,” said Craig Donohue, Chief Executive Officer at Cboe Global Markets. “Dave has played a pivotal role in Cboe’s growth and global expansion during the last several years and his contributions will have a lasting impact on Cboe. On behalf of our entire organization, I wish him all the best in his next chapter.”

Dave Howson, Global President, commented: "I am grateful to Craig, the Board of Directors, and the entire Cboe team for their trust in me to help build a strong global business and culture. While it was a difficult decision to leave this great organization, I am looking forward to returning home to the UK to be closer to family. As I step away, I do so with immense pride in what we have achieved together. Cathy and Chris are strong leaders and I have the utmost confidence that Cboe is well-positioned for continued success.”

cboe.com

About Cboe Global Markets

Cboe Global Markets (Cboe: CBOE), the world's leading derivatives and securities exchange network, delivers cutting-edge trading, clearing and investment solutions to people around the world. Cboe provides trading solutions and products in multiple asset classes, including equities, derivatives and FX, across North America, Europe and Asia Pacific. Above all, we are committed to building a trusted, inclusive global marketplace that enables people to pursue a sustainable financial future. To learn more about the Exchange for the World Stage, visit www.cboe.com.

Media Contacts		Analyst Contact

Angela Tu	Tim Cave	Kenneth Hill, CFA
+1-917-985-1496	+44 (0) 7593-506-719	+1-312-786-7559
atu@cboe.com	tcave@cboe.com	khill@cboe.com

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This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties. You can identify these statements by forward-looking words such as “may,” “might,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” and the negative of these terms and other comparable terminology. All statements that reflect our expectations, assumptions or projections about the future other than statements of historical fact are forward-looking statements. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from those expressed or implied by the forward-looking statements.

We operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Some factors that could cause actual results to differ include: the loss of our right to exclusively list and trade certain index options and futures products; economic, political and market conditions; compliance with legal and regulatory obligations; price competition and consolidation in our industry; decreases in trading or clearing volumes, market data fees or a shift in the mix of products traded on our exchanges; legislative or regulatory changes or changes in tax regimes; our ability to protect our systems and communication networks from security vulnerabilities and breaches; our ability to attract and retain skilled management and other personnel, increasing competition by foreign and domestic entities; our dependence on and exposure to risk from third parties; factors that impact the quality and integrity of our and other applicable indices; our ability to manage our global operations, growth, and strategic acquisitions or alliances effectively; increases in the cost of the products and services we use; our ability to operate our business without violating the intellectual property rights of others and the costs associated with protecting our intellectual property rights; our ability to minimize the risks, including our credit, counterparty investment, and default risks, associated with operating our clearinghouses; our ability to accommodate trading and clearing volume and transaction traffic, including significant increases, without failure or degradation of performance of our systems; misconduct by those who use our markets or our products or for whom we clear transactions; challenges to our use of open source software code; our ability to meet our compliance obligations, including managing our business interests and our regulatory responsibilities; the loss of key customers or a significant reduction in trading or clearing volumes by key customers; our ability to maintain BIDS Trading as an independently managed and operated trading venue, separate from and not integrated with our registered national securities exchanges; damage to our reputation; the ability of our compliance and risk management methods to effectively monitor and manage our risks; restrictions imposed by our debt obligations and our ability to make payments on or refinance our debt obligations; our ability to maintain an investment grade credit rating; impairment of our goodwill, long-lived assets, investments or intangible assets; the accuracy of our estimates and expectations; and litigation risks and other liabilities. More detailed information about factors that may affect our actual results to differ may be found in our filings with the SEC, including in our Annual Report on Form 10-K for the year ended December 31, 2024 and other filings made from time to time with the SEC.

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